WARRANT LIABILITIES (Q2)	6 Months Ended
Jun. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
WARRANT LIABILITIES
NOTE 11 – WARRANT LIABILITIES
Prior to the business combination, at the time of their initial public offering, TCAC issued warrants to purchase 10,000,000 Class A ordinary shares at a price of $11.50 per whole share, for aggregate consideration of $10.0 million as part of the units offered by the prospectus and, simultaneously with the closing of their initial public offering, issued in a private placement an aggregate of 6,000,000 private placement warrants for aggregate consideration of $6.0 million, each exercisable to purchase one Class A ordinary share at a price of $11.50 per share.
The Company accounts for the warrants in accordance with the guidance contained in ASC 815 Derivatives and Hedging, under which the warrants do not meet the criteria for equity treatment and hence recorded as liabilities. Accordingly, we classify the warrants as liabilities at their fair value and adjust the warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations.
At June 30, 2022, the estimated fair value of the warrants is $1.6 million.
The Company recorded a change in fair value gain of approximately $2.9 million for the three and six months ended June 30, 2022, the amount is included in the statements of operations for the periods then ended.
The fair value is determined in accordance with ASC 820, Fair Value Measurement. See Note 15, Fair Value Measurements, to the accompanying consolidated financial statements for further information.